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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

         Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned each agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them.

Dated:   October 25, 2004


                   COUCHMAN CAPITAL LLC



                   By: /s/ Jonathan Couchman
                      ----------------------------------------------
                      Jonathan Couchman
                      Member of Management Board


                   COUCHMAN PARTNERS, L.P.

                   By:  Couchman Capital LLC
                        General Partner

                   By: /s/ Jonathan Couchman
                      ----------------------------------------------
                      Jonathan Couchman
                      Member of Management Board


                   /s/ Jonathan Couchman
                   -------------------------------------------------
                   JONATHAN COUCHMAN



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                   GRYPHON MASTER FUND, L.P.

                   By:  Gryphon Partners, L.P., its General Partner

                   By:  Gryphon Management Partners, L.P., its General Partner

                   By:  Gryphon Advisors, L.L.C., its General Partner


                   By: /s/ Warren W. Garden
                      --------------------------------------------
                   Warren W. Garden, Authorized Agent


                   GSSF MASTER FUND, LP

                   By:  Gryphon Special Situations Fund, LP, its General Partner

                   By:  GSSF Management Partners, LP, its General Partner

                   By:  GSSF, LLC, its General Partner


                   By: /s/ Warren W. Garden
                      --------------------------------------------
                   Warren W. Garden, Authorized Agent


                   LITESPEED MASTER FUND, LTD.


                   By: Litespeed Management L.L.C.

                   By: /s/ Jamie Zimmerman
                      ----------------------------------------------
                   Name: Jamie Zimmerman
                   Title: Managing Partner